                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ H. John Greeniaus
                                                H. John Greeniaus

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Forrest R. Haselton
                                                Forrest R. Haselton

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Berdon Lawrence
                                                Berdon Lawrence

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ James L. Pate
                                                James L. Pate

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Terry L. Savage
                                                Terry L. Savage

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Brent Scowcroft
                                                Brent Scowcroft

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Gerald B. Smith
                                                Gerald B. Smith

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Deferred Compensation Plan for Non-Employee Directors of Pennzoil-Quaker State Company and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES J. POSTL, THOMAS P. KELLAGHER and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of November, 2001.


                                                /s/ Lorne R. Waxlax
                                                Lorne R. Waxlax